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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): January 9, 2001



                        PROVIDENT BANKSHARES CORPORATION
               (Exact name of registrant as specified in charter)


    MARYLAND                        0-16421                      52-1518642
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
 incorporation)


              114 EAST LEXINGTON STREET, BALTIMORE, MARYLAND 21202 (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (410) 277-7000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




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ITEMS 1, 2, 3, 4, 6, 7, 8 AND 9.  NOT APPLICABLE.

ITEM 5.     OTHER EVENTS.

      On January 9, 2001, Provident Bankshares Corporation ("Provident") issued a press release announcing that Gary Geisel has been named President and Chief Operating Officer of Provident and Provident Bank. A copy of the press release is attached hereto as Exhibit 99.1.






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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PROVIDENT BANKSHARES CORPORATION


                                    By:   /s/ Peter M. Martin
                                          --------------------------------------
                                          Peter M. Martin
                                          Chairman of the Board and Chief
                                          Executive Officer

Date: January 12, 2001







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                                  EXHIBIT INDEX




    EXHIBIT                        DESCRIPTION
    -------                        -----------

     99.1                Press release dated January 9, 2001.









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